UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 2.02   Results of Operations and Financial Condition.

(a)           On April 17, 2007, SVB Financial Group (the “Company”) announced preliminary financial results for the quarter ended March 31, 2007, indicating that it expects to report earnings per diluted common share between $0.74 and $0.76, which exceeds previously-stated guidance of $0.63 to $0.69. A copy of the release is attached as Exhibit 99.1. Such Exhibit and this paragraph shall be deemed furnished and not filed for purposes of Section 18 of the Exchange Act of 1934, as amended, in accordance with the Securities and Exchange Commission’s General Instruction B.2. to Form 8-K.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 17, 2007, the Company announced the resignation of Jack Jenkins-Stark, Chief Financial Officer of the Company. Mr. Jenkins-Stark’s resignation will be effective as of April 30, 2007.

(c)           To replace Mr. Jenkins-Stark, the Company also announced on April 17, 2007 the appointment of Michael Descheneaux, Managing Director of Accounting and Financial Reporting, as the Company’s Chief Financial Officer of the Company, effective as of April 30, 2007.

Mr. Descheneaux, age 39, joined the Company in November 2006 as the Managing Director of Accounting and Financial Reporting and has been serving in that role to date. Prior to joining the Company, from September 2004 to November 2006, he was a Managing Director at Navigant Consulting, a business consulting firm that has provided, and from time to time continues to provide, consulting services to the Company, and from August 2002 to September 2004, he was an independent consultant. Prior to that, from 1995 to 2002, he served in various leadership roles at Arthur Andersen for the Central and Eastern Europe Region, including Lead Partner of Financial Services Practice, Lead Audit Partner of Telecommunications/High-Tech Practice and Technical Expert Partner of U.S. Generally Accepted Accounting Principles and U.S. Generally Accepted Auditing Standards. Mr. Descheneaux received a bachelor’s degree in business administration from Texas A&M University and is a certified public accountant.

A copy of Mr. Descheneaux’s offer letter for his current position is attached as Exhibit 10.31 and incorporated herein by reference. Subsequent to the date of this offer letter, his title was determined to be Managing Director of Accounting and Financial Reporting.

The final terms of employment for Mr. Descheneaux’s new position have not yet been determined. Once determined, the Company will file an amendment to this report containing such information within four business days of such determination.

A copy of the press release regarding Mr. Jenkins-Stark’s resignation and Mr. Descheneaux’s appointment is attached as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

10.31	Offer Letter, dated November 2, 2006, for Mr. Michael Descheneaux

99.1	Press Release, dated April 17, 2007, announcing preliminary financial results for the first quarter of 2007.

99.2	Press Release, dated April 17, 2007, announcing the resignation of Mr. Jack Jenkins-Stark and the appointment of Mr. Michael Descheneaux.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2007	SVB FINANCIAL GROUP

	By:	/s/ KENNETH P. WILCOX
Name: Kenneth P. Wilcox
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.31	Offer Letter, dated November 2, 2006, for Mr. Michael Descheneaux

99.1	Press Release, dated April 17, 2007, announcing preliminary financial results for the first quarter of 2007.

99.2	Press Release, dated April 17, 2007, announcing the resignation of Mr. Jack Jenkins-Stark and the appointment of Mr. Michael Descheneaux.